UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 676-4300

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2022 (the “Effective Date”), Science Applications International Corporation (the “Company”) announced that Carolyn B. Handlon was appointed as a member of the Board of Directors of the Company (the “Board”) for an initial term beginning on the Effective Date and expiring at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). In connection with the appointment of Ms. Handlon to the Board, the Company increased the size of the Board from eleven to twelve members. As of the Effective Date, Ms. Handlon will become a member of the Audit and the Nominating and Corporate Governance Committees of the Board.

Prior to her retirement in April 2022, Ms. Handlon served as the Executive Vice President, Finance and Treasurer, of Marriott International, Inc. (Nasdaq: MAR) since July 1999 with over 35 years of leadership experience with the company, including oversight of global investments and capital markets for Marriott. Prior to joining Marriott, Ms. Handlon worked for the Overseas Private Investment Corporation and for the Continental Illinois National Bank and Trust. She currently serves on the Board of Directors for Invesco Mortgage Capital Inc. (NYSE: IVR).

In connection with her service on the Board, Ms. Handlon will be entitled to receive the standard annual cash and equity compensation paid to all non-employee directors of the Company, pro-rated until the 2023 Annual Meeting, and to participate in the Company’s Deferred Compensation Plan, which allows directors to defer 100% of the cash retainer and meeting fees they receive in connection with their service as a member of the Board.

There are no arrangements or understandings between Ms. Handlon and any other persons pursuant to which Ms. Handlon was selected as a director of the Company. There are no relationships or related transactions between Ms. Handlon or any member of her immediate family and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: December 5, 2022	By:	/s/ Hilary L. Hageman
Hilary L. Hageman
Executive Vice President, General Counsel and Corporate Secretary

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